UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2009

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Boulevard, Atlanta Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

Management of Zep Inc. (the “Company”) is scheduled to make a presentation at the Gabelli & Company, Inc. Second Annual Specialty Chemicals Conference on May 14, 2009. A copy of the slide package to be used by the Company at this conference is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K. Such slide package will also be available on the Company’s web site at www.zepinc.com. Information contained on the Company’s website is expressly not incorporated by reference into this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Slide package to be presented beginning on May 14, 2009 (furnished to the Commission as a part of this Current Report on Form 8-K)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2009

Zep Inc.

By:	/s/ C. Francis Whitaker, III
C. Francis Whitaker, III
Vice President, General Counsel and Secretary